CMA(R)

CMA MASSACHUSETTS
MUNICIPAL MONEY FUND

--------------------
Annual Report

[GRAPHIC OMITTED]

March 31, 1999
--------------------

[LOGO] Merrill Lynch

DEAR SHAREHOLDER:
--------------------------------------------------------------------------------

For the year ended March 31, 1999, CMA Massachusetts Municipal Money Fund paid shareholders a net annualized yield of 2.77%.* As of March 31, 1999, the Fund's 7-day yield was 2.42%.

Economic Environment

Although overall economic conditions in the commonwealth of Massachusetts remained strong during the six-month period ended March 31, 1999, a divergence surfaced as the manufacturing sector experienced a marked slowdown from the previous period. However, this slowdown in manufacturing did little to hamper job growth as Massachusetts remained on a solid 2.5% pace, excluding the manufacturing sector. This job growth contributed to an extremely tight labor market that allowed the commonwealth's seasonally adjusted unemployment rate to fall below 3% for only the third time in 30 years. Despite high levels of consumer confidence and personal income and low interest rates, Massachusetts' strong housing industry began to wane from the record levels set last period. Construction caps, stricter permit standards and overall residential construction slowdown contributed to the diminished home building activity. Finally, the metro area of Boston continued to be a leader in the commonwealth's economic condition. However, a combination of BankBoston's heavy exposure in Latin America and the merger announcement of Fleet Bank and BankBoston bears watching for its impact on the metro area economy.

Overall, as a result of strong economic conditions during the six-month period, Massachusetts continued to generate strong financial results. For nine months of fiscal year 1999, the commonwealth recorded total income tax collections of $5.6 billion or 4.7% over the comparable period last year. These collections contributed to the commonwealth's total revenues of $10.2 billion, which were 5.5% above the comparable period last year and well above the benchmark estimates for fiscal year 1999. This positive performance continued to allow the commonwealth to maintain daily operations without borrowing in the short-term municipal market. In addition, various Massachusetts municipalities also benefited, allowing them to issue a moderate $918 million in short-term municipal issuance during the period.

Investment Strategy

CMA Massachusetts Municipal Money Fund began the six-month period employing an aggressive approach to the market. The Fund's average life began the period in the 65-day range. Despite an unsettled global financial environment, especially in Latin America, the domestic economy continued to weather these external factors and generate economic growth that trended above estimates. The Federal Reserve Board continued to balance its interest rate policy between cushioning the domestic financial system from unsettling world events while maintaining the current economic expansion. The Fund was well situated as the Federal Reserve Board continued to reduce the Federal Funds rate two more times to 4.75% with the last reduction coming at the November Federal Open Market Committee meeting. We began to reduce purchases of short-term municipal notes while increasing the percentage of variable rate demand notes (VRDN) during the first half of the period. At this point, the average life of the Fund declined to the 50-day range as we looked to take advantage of the anticipated spike in VRDN yields created from year-end pressures on the various remarketing agents.

As January began, we were able to adjust the Fund's investment strategy by increasing the purchase of short-term municipal notes and tax-exempt commercial paper (TECP) while reducing its holdings of VRDNs. This strategy benefited the Fund as it increased the average life to the 70-day range and positioned the Fund in a way to limit the effects of any sudden decline in VRDN yields created from the seasonal supply imbalance which typically occurs in the first quarter of the year. As the domestic economy continued to generate strong economic statistics and world financial events stabilized, the Federal Reserve Board left short-term interest rates unchanged for the remainder of the period. These developments caused investors to rethink their interest rate outlook

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

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and forced one-year US Treasury bills to rise from a low in the 3.95% range and end the period in the 4.70% range. This rise in US Treasury yields did little to change the yield of equivalent one-year municipal securities through February as seasonal supply imbalances kept these rates in check. However, a combination of an easing of these imbalances and the various fund groups preparing for a period of tax-related redemptions allowed yields on one-year municipal notes to increase from the 2.90% range to the 3.15% range. We allowed the Fund's average life to decline and end the period in the 45-day range as supply imbalances kept municipal note yields artificially low for the majority of the period.

Overall, the Fund performed above the average of similar municipal funds during the year ended March 31, 1999. We accomplished this by finding a balance in the Fund's strategy between the domestic interest rate changes and the various supply imbalances that affect the municipal market. The strategies employed allowed us to offer an attractive yield to shareholders throughout the year.

The domestic economy continues to exhibit remarkable strength and the global environment stabilizes, which should allow the Federal Reserve Board some latitude in avoiding any further interest rate reductions. As the upcoming months unfold, we will continue to monitor the changing economic conditions and adjust the Fund's investment strategy accordingly. The Fund will begin the period with a higher percentage of VRDNs as we prepare to meet the anticipated tax-related redemptions. As the redemptions ease, we will look for opportunities in the longer-dated municipal notes and TECP market to maintain an average life with a neutral posture as well as provide a stable yield to shareholders. However, with the commonwealth exhibiting strong economic conditions, it is anticipated that municipal issuance will continue to be reduced. We will continue to closely monitor credit quality, while seeking to offer an attractive tax-exempt yield to our shareholders.

In Conclusion

We thank you for your support of CMA Massachusetts Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Kevin A. Schiatta

Kevin A. Schiatta
Vice President and Portfolio Manager

May 5, 1999

================================================================================
After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on CMA Massachusetts Municipal Money Fund's Board of Trustees. We are pleased to announce that Terry K. Glenn has been elected President and Trustee of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Trustees in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Trustees.
================================================================================


2
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CMA MASSACHUSETTS MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999                      (IN THOUSANDS)
================================================================================

                        Face                                                                                      Value
State                  Amount                                    Issue                                          (Note 1a)
------------------------------------------------------------------------------------------------------------------------
Massachusetts--       $ 2,525   Boston, Massachusetts, Industrial Financing Authority, IDR (Acme
99.3%                           Bookbinding Co.), VRDN, AMT, 3% due 9/01/2006 (a) ............................  $  2,525
                        4,400   Boston, Massachusetts, Tender Option, BTP-279 Custodial Receipts Revenue
                                Bonds (Boston City Hospital), VRDN, 3.20% due 2/15/2021 (a) ..................     4,400
                        5,000   Boston, Massachusetts, Water and Sewer Commission Revenue Bonds,
                                VRDN, Series SG-75, 3.01% due 11/01/2019 (a) .................................     5,000
                        3,171   Cape Cod, Massachusetts, Regional Transit Authority, RAN, 4% due 7/02/1999 ...     3,173
                       12,900   Clinton, Massachusetts, GO, BAN, 3.10% due 4/01/1999 .........................    12,900
                       10,000   Clipper, Massachusetts, Tax-Exempt Trust Revenue Bonds, VRDN,
                                3.16% due 12/01/2009 (a) .....................................................    10,000
                        2,666   Dartmouth, Massachusetts, GO, BAN, 3.50% due 10/28/1999 ......................     2,673
                        5,000   Dudley-Charlton, Massachusetts, Regional School District, GO, BAN,
                                3.50% due 7/30/1999 ..........................................................     5,006
                                Eagle Tax-Exempt Trust, Massachusetts, GO, VRDN (a):
                        9,600       Series 97C-2102, 2.95% due 2/01/2011 .....................................     9,600
                       11,400       Series 97C-2103, 3.11% due 2/01/2006 .....................................    11,400
                        7,371   Fitchburg, Massachusetts, GO, BAN, 3.45% due 12/10/1999 ......................     7,383
                                Gloucester, Massachusetts, GO, BAN:
                        2,415       3.15% due 8/05/1999 ......................................................     2,417
                        2,900       3.25% due 8/05/1999 ......................................................     2,901
                        2,500   Greater Attleboro-Taunton, Massachusetts, Regional Transit Authority, RAN,
                                3.95% due 8/13/1999 ..........................................................     2,502
                        3,905   Groton, Massachusetts, GO, BAN, 4% due 7/23/1999 .............................     3,909
                        3,675   Holliston, Massachusetts, GO, BAN, 4% due 6/10/1999 ..........................     3,678
                        1,600   Lowell, Massachusetts, GO, BAN, 4% due 4/23/1999 .............................     1,600
                        4,000   Marlborough, Massachusetts, GO, BAN, 3.90% due 7/15/1999 .....................     4,003
                        3,500   Massachusetts State Development Finance Agency, Environmental Improvement
                                Revenue Bonds (The Mead Corporation Project), VRDN, AMT, Series A,
                                2.95% due 11/01/2033 (a) .....................................................     3,500
                        2,700   Massachusetts State Development Finance Agency, IDR (Seafood Services
                                Inc. Project), VRDN, AMT, Series A, 3.15% due 12/01/2023 (a) .................     2,700
                        5,000   Massachusetts State Health and Educational Facilities Authority (Harvard
                                University), CP, Series L, 3.05% due 4/27/1999 ...............................     5,000
                                Massachusetts State Health and Educational Facilities Authority Revenue
                                Bonds, VRDN (a):
                       12,200       (Capital Asset Program), Series E, 3.05% due 1/01/2035 ...................    12,200
                        1,700       (Partners Healthcare System), Series P-2, 2.95% due 7/01/2027 (c) ........     1,700
                        3,000       (Wellesley College), Series G, 2.70% due 7/01/2039 .......................     3,000
                       11,500   Massachusetts State Health and Educational Facilities Authority, Revenue
                                Refunding Bonds (Boston University), CP, Series H, 3% due 8/25/1999 ..........    11,500
                        6,300   Massachusetts State Industrial Finance Agency, Health Care Facility Revenue
                                Bonds (Beverly Enterprises), VRDN, 3% due 4/01/2009 (a) ......................     6,300

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Portfolio Abbreviations for CMA Massachusetts Municipal Money Fund

AMT          Alternative Minimum Tax (subject to)
BAN          Bond Anticipation Notes
CP           Commercial Paper
GO           General Obligation Bonds
IDR          Industrial Development Revenue Bonds
PCR          Pollution Control Revenue Bonds
RAN          Revenue Anticipation Notes
SAAN         Student Aid Anticipation Notes
VRDN         Variable Rate Demand Notes


                                                                               3
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CMA MASSACHUSETTS MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999 (CONTINUED)          (IN THOUSANDS)
================================================================================

                        Face                                                                                      Value
State                  Amount                                    Issue                                          (Note 1a)
------------------------------------------------------------------------------------------------------------------------
Massachusetts         $ 4,000   Massachusetts State Industrial Finance Agency (Holyoke Water & Power
(continued)                     Company Project), PCR, VRDN, AMT, 2.85% due 12/01/2020 (a) ...................  $  4,000
                                Massachusetts State Industrial Finance Agency, Industrial Revenue Bonds,
                                VRDN (a):
                        3,400       (225 Bodwell Corporation Project), AMT, 3.15% due 7/01/2017 ..............     3,400
                        3,210       (AFC Cable Systems Inc. Issue), AMT, 3.25% due 7/01/2016 .................     3,210
                        1,900       (America Technology Corp. and RDL Holdings Ltd. Project), 3.15% due
                                    8/01/2022 ................................................................     1,900
                        2,000       (BBB Esquire LLC), AMT, 3.15% due 12/01/2016 .............................     2,000
                        3,300       (Foilmark Manufacturing), AMT, Series A, 3.25% due 6/01/2010 .............     3,300
                        2,775       (Garlock Printing Corp.), AMT, 3.25% due 12/01/2017 ......................     2,775
                        3,780       (The Gem Group Inc. Issue), AMT, 3.25% due 7/01/2016 .....................     3,780
                        2,040       (Haverdyne Co. LLC Issue), AMT, 3.05% due 9/01/2017 ......................     2,040
                        3,650       (Insco Corporation Issue), AMT, 3.20% due 9/01/2008 ......................     3,650
                        3,040       (James F. & Judith Matthews), AMT, 3.25% due 9/01/2013 ...................     3,040
                        2,800       (Lavigne Issue), AMT, 3.20% due 8/01/2008 ................................     2,800
                        2,880       (Matco Electric Group Inc. Issue), AMT, 3.25% due 7/01/2004 ..............     2,880
                        3,050       (Mercer Paper Tube Corp.), AMT, 3.25% due 11/01/2011 .....................     3,050
                        1,600       (October Co. Inc. Project), AMT, 3.15% due 12/01/2017 ....................     1,600
                        6,500       (Star Container Corp. Issue), AMT, 3.25% due 2/01/2018 ...................     6,500
                        2,500       (Tamasi Family Ltd. Partnership Issue), AMT, 3.05% due 5/01/2013 .........     2,500
                          698       (Techprint/Techgraphics), AMT, 3% due 6/01/2017 ..........................       698
                        3,175       (Telcom USA Inc. Issue), AMT, 3.25% due 8/01/2016 ........................     3,175
                        4,000       (Valkyrie Co. Inc.), AMT, 3.20% due 5/01/2013 ............................     4,000
                        3,030       (WBC Extrusion Products Issue), AMT, 3% due 4/01/2006 ....................     3,030
                        2,680       (William F. Rogers Issue), AMT, 3.25% due 11/01/2006 .....................     2,680
                        4,565       (ZBR Ltd. Partnership), AMT, 3.25% due 4/15/2015 .........................     4,565
                        1,425       (ZBR Ltd. Partnership), AMT, 3.25% due 4/15/2017 .........................     1,425
                                Massachusetts State Industrial Finance Agency, Industrial Revenue Refunding
                                Bonds, VRDN, AMT (a):
                        1,575       (Carand Realty Trust Issue), 3.05% due 5/01/2017 .........................     1,575
                        2,940       (New England Biolabs), 3.15% due 3/01/2016 ...............................     2,940
                        5,600   Massachusetts State Industrial Finance Agency, Pollution Control Refunding
                                (New England Power Co. Project), CP, Series A, 3.15% due 5/03/1999 ...........     5,600
                                Massachusetts State Industrial Finance Agency Revenue Bonds, VRDN (a):
                        2,500       (Gordon College Issue), 2.95% due 12/01/2027 .............................     2,500
                        3,000       (Governor Dummer Academy), 2.95% due 7/01/2026 ...........................     3,000
                        1,825       (Heritage At Dartmouth Project), AMT, 3.05% due 12/01/2028 ...............     1,825
                        4,400       (Lightolier Inc. Project), 3.10% due 7/29/2010 ...........................     4,400
                                Massachusetts State Industrial Finance Agency Revenue Refunding Bonds,
                                VRDN (a):
                        1,500       (Eastern Nazarene College), 2.95% due 10/01/2027 .........................     1,500
                        1,215       (Easy Day Realty Trust Project), Series A, 2.95% due 7/01/2006 ...........     1,215
                        2,940       (Mount Ida College Issue), 2.95% due 12/01/2027 ..........................     2,940
                        9,130       (Showa Womens Institute Inc.), 2.90% due 3/15/2004 .......................     9,130
                                Massachusetts State Industrial Finance Agency, Solid Waste Disposal Revenue
                                Bonds (E.L. Harvey & Sons Inc.), VRDN, AMT (a):
                        2,520       3.25% due 1/01/2011 ......................................................     2,520
                        3,000       3.20% due 6/01/2013 ......................................................     3,000
                        8,780   Massachusetts State Turnpike Authority, Western Turnpike Revenue Refunding
                                Bonds, Tender Option Certificates, VRDN, Series BTP-253, 3.12% due
                                1/01/2017 (a)(b) .............................................................     8,780
                        5,000   Massachusetts State, VRDN, Series SG-38, 3.01% due 8/01/2014 (a) .............     5,000
                        6,000   Massachusetts State Water Resources Authority Revenue Bonds, VRDN, Series A,
                                2.80% due 4/01/2028 (a)(e) ...................................................     6,000


4
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CMA MASSACHUSETTS MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999 (CONCLUDED)          (IN THOUSANDS)
================================================================================

                        Face                                                                                      Value
State                  Amount                                    Issue                                          (Note 1a)
------------------------------------------------------------------------------------------------------------------------
Massachusetts         $ 5,000   Massachusetts State Water Resources Authority, Revenue Refunding Bonds,
(concluded)                     VRDN, Series D, 2.95% due 11/01/2026 (a)(d) ..................................  $  5,000
                        1,000   Montachusett, Massachusetts, Regional Transit Authority, GO, RAN,
                                4% due 6/25/1999 .............................................................     1,001
                        9,552   North Attleborough, Massachusetts, BAN, 4% due 5/01/1999 .....................     9,556
                        3,198   Stoughton, Massachusetts, GO, BAN, 4.10% due 6/11/1999 .......................     3,200
                        2,075   Taunton, Massachusetts, Industrial Development Financing Authority, IDR
                                (CD Realty Trust IX Project), VRDN, AMT, 3.20% due 2/01/2010 (a) .............     2,075
                                Upper Blackstone, Massachusetts, Water Pollution Abatement District, GO, BAN:
                        3,200       3.11% due 8/12/1999 ......................................................     3,200
                        3,000       3.25% due 8/12/1999 ......................................................     3,002
                        1,998   Wareham, Massachusetts, Fire District, GO, BAN, 4% due 7/15/1999 .............     2,000
                                Westfield, Massachusetts:
                        5,825       BAN, 3.50% due 10/22/1999 ................................................     5,841
                        4,500       BAN, 3.75% due 10/22/1999 ................................................     4,517
                        2,300       SAAN, 3.50% due 9/23/1999 ................................................     2,305
                        7,375   Worcester, Massachusetts, GO, BAN, 4% due 8/26/1999 ..........................     7,381
                        5,000   Worcester, Massachusetts, Regional Transit Authority, GO, RAN,
                                3.90% due 6/18/1999 ..........................................................     5,002
------------------------------------------------------------------------------------------------------------------------
                                Total Investments (Cost--$328,973*)--99.3% ...................................   328,973

                                Other Assets Less Liabilities--0.7% ..........................................     2,464
                                                                                                                --------
                                Net Assets--100.0% ...........................................................  $331,437
                                                                                                                ========
========================================================================================================================

(a) The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at March 31, 1999.
(b)   MBIA Insured.
(c)   FSA Insured.
(d)   FGIC Insured.
(e)   AMBAC Insured.
*     Cost for Federal income tax purposes.

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1999
================================================================================

Assets:
Investments, at value (identified cost--$328,972,875) (Note 1a) ........................                   $ 328,972,875
Cash ...................................................................................                          50,024
Interest receivable ....................................................................                       2,735,143
Prepaid registration fees and other assets (Note 1d) ...................................                           4,398
                                                                                                           -------------
Total assets ...........................................................................                     331,762,440
                                                                                                           -------------
Liabilities:
Payables:
   Investment adviser (Note 2) .........................................................   $     148,637
   Distributor (Note 2) ................................................................          96,783
   Beneficial interest redeemed ........................................................             115         245,535
                                                                                           -------------
Accrued expenses and other liabilities .................................................                          79,672
                                                                                                           -------------
Total liabilities ......................................................................                         325,207
                                                                                                           -------------
Net Assets .............................................................................                   $ 331,437,233
                                                                                                           =============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares authorized ..                   $  33,143,807
Paid-in capital in excess of par .......................................................                     298,294,164
Accumulated realized capital losses--net (Note 4) ......................................                            (738)
                                                                                                           -------------
Net Assets--Equivalent to $1.00 per share based on 331,438,070 shares of beneficial
interest outstanding ...................................................................                   $ 331,437,233
                                                                                                           =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1999
================================================================================

Investment Income (Note 1c):
Interest and amortization of premium earned ............................................                   $  10,211,148

Expenses:
Investment advisory fees (Note 2) ......................................................   $   1,483,533
Distribution fees (Note 2) .............................................................         369,059
Accounting services (Note 2) ...........................................................          61,612
Professional fees ......................................................................          60,989
Transfer agent fees (Note 2) ...........................................................          57,616
Registration fees (Note 1d) ............................................................          54,044
Custodian fees .........................................................................          25,349
Printing and shareholder reports .......................................................          17,102
Pricing fees ...........................................................................           6,987
Trustees' fees and expenses ............................................................           1,895
Other ..................................................................................           3,766
                                                                                           -------------
Total expenses .........................................................................                       2,141,952
                                                                                                           -------------
Investment income--net .................................................................                       8,069,196
                                                                                                           -------------
Net Increase in Net Assets Resulting from Operations ...................................                   $   8,069,196
                                                                                                           =============

See Notes to Financial Statements.

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CMA MASSACHUSETTS MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                                                            For the Year Ended March 31,
                                                                                           -----------------------------
Increase (Decrease) in Net Assets:                                                              1999            1998
------------------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net .................................................................   $   8,069,196   $   6,841,462
Realized gain on investments--net ......................................................              --          14,640
                                                                                           -------------   -------------
Net increase in net assets resulting from operations ...................................       8,069,196       6,856,102
                                                                                           -------------   -------------
Dividends to Shareholders (Note 1e):
Investment income--net .................................................................      (8,069,196)     (6,841,462)
                                                                                           -------------   -------------
Net decrease in net assets resulting from dividends to shareholders ....................      (8,069,196)     (6,841,462)
                                                                                           -------------   -------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares .......................................................   1,153,307,132   1,012,239,315
Net asset value of shares issued to shareholders in reinvestment of dividends
(Note 1e) ..............................................................................       8,069,355       6,840,716
                                                                                           -------------   -------------
                                                                                           1,161,376,487   1,019,080,031
Cost of shares redeemed ................................................................  (1,098,868,410)   (950,763,913)
                                                                                           -------------   -------------
Net increase in net assets derived from beneficial interest transactions ...............      62,508,077      68,316,118
                                                                                           -------------   -------------
Net Assets:
Total increase in net assets ...........................................................      62,508,077      68,330,758
Beginning of year ......................................................................     268,929,156     200,598,398
                                                                                           -------------   -------------
End of year ............................................................................   $ 331,437,233   $ 268,929,156
                                                                                           =============   =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
================================================================================

The following per share data and ratios have been derived
from information provided in the financial statements.                         For the Year Ended March 31,
                                                              ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                         1999         1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year .........................  $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                              --------     --------     --------     --------     --------
Investment income--net .....................................       .03          .03          .03          .03          .02
Realized gain (loss) on investments--net ...................        --           --+          --+          --+          --+
                                                              --------     --------     --------     --------     --------
Total from investment operations ...........................       .03          .03          .03          .03          .02
                                                              --------     --------     --------     --------     --------
Less dividends from investment income--net .................      (.03)        (.03)        (.03)        (.03)        (.02)
                                                              --------     --------     --------     --------     --------
Net asset value, end of year ...............................  $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                              ========     ========     ========     ========     ========
Total Investment Return ....................................      2.77%        3.03%        2.84%        3.04%        2.46%
                                                              ========     ========     ========     ========     ========
Ratios to Average Net Assets:
Expenses ...................................................       .72%         .72%         .76%         .76%         .76%
                                                              ========     ========     ========     ========     ========
Investment income--net .....................................      2.72%        2.98%        2.78%        3.00%        2.43%
                                                              ========     ========     ========     ========     ========
Supplemental Data:
Net assets, end of year (in thousands) .....................  $331,437     $268,929     $200,598     $189,482     $161,076
                                                              ========     ========     ========     ========     ========

+     Amount is less than $.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS
================================================================================

1. Significant Accounting Policies:

CMA Massachusetts Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income~--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee

--------------------------------------------------------------------------------
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
================================================================================

from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:

At March 31, 1999, the Fund had a net capital loss carryforward of approximately $1,000, all of which expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT
================================================================================

The Board of Trustees and Shareholders, CMA Massachusetts Municipal Money Fund of CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Massachusetts Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Massachusetts Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
May 5, 1999

--------------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)
================================================================================

All of the net investment income distributions paid daily by CMA Massachusetts Municipal Money Fund of CMA Multi-State Municipal Series Trust during its taxable year ended March 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year ended March 31, 1999.

Please retain this information for your records.

--------------------------------------------------------------------------------

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
================================================================================

Officers and Trustees

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Arthur Zeikel--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and Treasurer
Robert Harris--Secretary

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer of CMA Massachusetts Municipal Money Fund has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Trustees in wishing Mr. Richard well in his retirement.
--------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

*     For inquiries regarding your CMA account, call (800) CMA-INFO [(800)
      262-4636].

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA Massachusetts
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011                                            #11283--3/99

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